Exhibit 10.2

AMENDMENT
TO TIME SHARING AGREEMENT

THIS AMENDMENT TO TIME SHARING AGREEMENT (this "Amendment") is made effective as of the 31 day of August, 2017, by and between Crane Co., a Delaware corporation with principal offices at 100 First Stamford Place, Stamford, Connecticut ("Lessor"), and Max H. Mitchell, an individual, with his residence at [REDACTED] ("Lessee").
RECITALS
WHEREAS, Lessor and Lessee are parties to that certain Time Sharing Agreement dated as of January 31, 2014 (the "Agreement").
WHEREAS, Lessor sold the Aircraft referenced in the Agreement, and has subsequently purchased a replacement aircraft.
WHEREAS, Lessor and Lessee desire to amend the Agreement pursuant to the terms and conditions set forth herein.
WHEREAS, capitalized terms used in this Amendment without further definition have the meanings ascribed to them in the Agreement.
The parties hereby agree as follows:
1.Aircraft. The definition of "Aircraft" in the Agreement is hereby amended to mean that certain Dassault Aviation model Falcon 7X aircraft bearing United States registration number N675WB (to be changed to N300CR) and manufacturer's serial number 29.
2.Insurance. The second paragraph of Section 9 of the Agreement is hereby amended to reduce the amount of Combined Liability Coverage for Bodily Injury and Property Damage Including Passengers that Lessor shall cause to be carried and maintained during the term of the Agreement to $300,000,000.00.
3.Truth in Leasing. Section 13 of the Agreement is amended in its entirety to read as follows:
THE AIRCRAFT, A DASSAULT FALCON 7X, BEARING MANUFACTURER'S SERIAL NO. 29, CURRENTLY REGISTERED WITH THE FEDERAL AVIATION ADMINISTRATION AS N675WB (TO BE CHANGED TO N300CR), HAS BEEN MAINTAINED AND INSPECTED UNDER FAR PART 91 DURING THE 12 MONTH PERIOD PRECEDING THE DATE OF THIS LEASE.
THE AIRCRAFT WILL BE MAINTAINED AND INSPECTED UNDER FAR PART
91 FOR OPERATIONS TO BE CONDUCTED UNDER THIS LEASE DURING THE DURATION OF THIS LEASE. DURING THE DURATION OF THIS LEASE, CRANE CO.,
100 FIRST STAMFORD    PLACE,    STAMFORD,    CONNECTICUT,    IS CONSIDERED

RESPONSIBLE FOR OPERATIONAL CONTROL OF THE AIRCRAFT IDENTIFIED AND TO BE OPERATED UNDER THIS LEASE.

AN EXPLANATION OF FACTORS BEARING ON OPERATIONAL CONTROL AND PERTINENT FEDERAL AVIATION REGULATIONS CAN BE OBTAINED FROM THE NEAREST FAA FLIGHT STANDARDS DISTRICT OFFICE.

I, THE UNDERSIGNED RICHARD A. MAUE, AS VICE PRESIDENT, CHIEF FINANCIAL OFFICER OF CRANE CO., 100 FIRST STAMFORD PLACE, STAMFORD, CONNECTICUT, CERTIFY THAT CRANE CO. IS RESPONSIBLE FOR OPERATIONAL CONTROL OF THE AIRCRAFT AND THAT IT UNDERSTANDS ITS RESPONSIBILITIES FOR COMPLIANCE WITH APPLICABLE FEDERAL AVIATION REGULATIONS.

4.No Other Amendments. Except as provided in this Amendment, all other provisions of the Agreement shall continue in full force and effect.

[Signatures on Next Page]

IN WITNESS WHEREOF, the Lessor and Lessee have executed and delivered this Amendment as of the date first above written.

LESSOR:	CRANE CO.
By:/s/ Richard Maue
Name: Richard Maue
Title: VP CFO

LESSEE:	/s/ Max H. Mitchell
Max H. Mitchell